Exhibit 10.13.2

EXECUTION VERSION

AMENDMENT NO. 1 TO

LOAN AND SERVICING AGREEMENT

This AMENDMENT NO. 1 TO LOAN AND SERVICING AGREEMENT (this “Amendment”), dated as of June 15, 2010, is executed by and among DT WAREHOUSE II, LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), DT CREDIT COMPANY, LLC, an Arizona limited liability company (“DTCC”), as servicer (in such capacity, the “Servicer”), SANTANDER CONSUMER USA INC., as Lender and Backup Servicer, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Paying Agent and Securities Intermediary (the “Paying Agent”). Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Loan and Servicing Agreement” (defined below).

WITNESSETH:

WHEREAS, the Borrower, the Servicer, the Lender and the Paying Agent entered into that certain Loan and Servicing Agreement dated as of May 10, 2010 (the “Loan and Servicing Agreement”);

WHEREAS, as provided herein, the parties hereto have agreed to amend certain provisions of the Loan and Servicing Agreement as described below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to the Loan and Servicing Agreement. Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Loan and Servicing Agreement is hereby amended as follows:

1.1 The definition of “Available Liquidity” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended and restated as follows:

“Available Liquidity” means, with respect to the DT Entities On A Consolidated Basis at any date, the aggregate for such date of (i) all cash of the DT Entities On A Consolidated Basis, (ii) all Cash Equivalents then held by the DT Entities On A Consolidated Basis, (iii) the unused portion of borrowing availability as of such date under the Inventory Facility, (iv) the unused portion of borrowing availability as of such date under each Warehouse Facility reviewed and approved by the Lender (such approval not to be unreasonably withheld or delayed), (v) the unused portion of borrowing availability as of such date under any other asset-based credit facility (including, without limitation, a credit facility secured by residual interests in securitization transactions involving Contracts) reviewed and approved by the Lender (such approval not to be unreasonably withheld or delayed), (vi) the unused portion of the amount available to be borrowed as of such date under this Agreement, and (vii) an amount (without duplication) which would be the unused portion of borrowing availability as of such date under any asset-based credit facility (including, without limitation, a credit facility secured by residual interests in securitization transactions involving Contracts) reviewed and approved by the Lender (such approval not to be unreasonably withheld or delayed) if all unencumbered Contracts or Contracts which are available to be released and transferred to the applicable borrower as collateral thereunder (without causing an event of default under any applicable facility) were released and so transferred.

1.2 Section 2.07(c) of the Loan and Servicing Agreement is hereby amended and restated as follows:

(c) Any Collections remitted to the Borrower pursuant to Section 2.07(b)(ix) shall be applied by the Servicer, on behalf of the Borrower: (i) first, if so requested by the Borrower, to pay or prepay (or set aside for the payment or prepayment of) Loans, (ii) second, at direction of the Borrower, to pay the purchase price for Eligible Contracts to be acquired by the Borrower from the Originator on such day under the Purchase Agreement, (iii) third, at direction of the Borrower and without any further action by Borrower, any remaining amounts to Borrower or its designee, and (iv) fourth, any remaining amounts to be retained in the Collection Account for application on the next Business Day in accordance with this Section 2.07.

SECTION 2. Conditions Precedent. This Amendment shall become effective (i) as to the amendments set forth in Section 1 of this Amendment on the date hereof upon receipt by the Program Agent of counterparts of this Amendment executed by each of the parties hereto.

SECTION 3. Representations, Warranties and Confirmations. Each of DTCC and the Borrower hereby represents and warrants that:

3.1 It has the power and is duly authorized to execute and deliver this Amendment.

3.2 The execution and delivery of this Amendment has been duly authorized by all corporate or limited liability company action necessary on its part.

3.3 This Amendment and the Loan and Servicing Agreement as amended hereby, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their terms.

3.4 Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of each such party, respectively, set forth in the Loan and Servicing Agreement and as amended hereby, are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).

3.5 Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes an Event of Termination or Incipient Event of Termination.

SECTION 4. Entire Agreement. The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

SECTION 5. Effectiveness of Amendment. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Loan and Servicing Agreement shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is effective only for the specific purpose for which it is given and shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Loan and Servicing Agreement or any right, power or remedy of any Lender under the Loan and Servicing Agreement. Upon the effectiveness of this Amendment, each reference in the Loan and Servicing Agreement to “this Agreement” or “this Loan and Servicing Agreement” or words of like import shall mean and be references to the Loan and Servicing Agreement as amended hereby, and each reference in any other Facility Document to the Loan and Servicing Agreement or to any terms defined in the Loan and Servicing Agreement which are modified hereby shall mean and be references to the Loan and Servicing Agreement or to such terms as modified hereby.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Severability. In case any provision in this Amendment will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

SECTION 8. Binding Effect. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

SECTION 9. Headings. The Section headings herein are for convenience only and will not affect the construction hereof.

SECTION 10. Novation. This Amendment does not constitute a novation or termination of the Loan and Servicing Agreement or any Facility Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.

SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

DT WAREHOUSE II, LLC, as Borrower

By:	/s/ Jon D. Ehlinger
Name:	Jon D. Ehlinger
Title:	Secretary

DT CREDIT COMPANY, LLC, as Servicer

By:	/s/ Jon D. Ehlinger
Name:	Jon D. Ehlinger
Title:	Secretary

SANTANDER CONSUMER USA INC., as Lender and Backup Servicer

By:	/s/ Mark McCastiain
Name:	Mark McCastiain
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent and Securities Intermediary

By:	/s/ Jeanine C. Casey
Name:	Jeanine C. Casey
Title:	Vice President